SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 17, 2005
                                                          ---------------



                            American Oil & Gas, Inc.
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             (Exact name of registrant as specified in its charter)



           Nevada                        0-31547                 88-0451554
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



                  1050 17th Street, Suite 1850 Denver, CO 80265
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 991-0173
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


Item 8.01. Other Events.
           ------------

     Press Release. The news release of the Registrant dated August 17, 2005, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 9.01.  Financial Statements And Exhibits.
            ---------------------------------

     (c) Exhibits.

                                  Exhibit Index

Exhibit
Number   Description
------   -----------

99.1     News release dated August 17, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 17, 2005             AMERICAN OIL & GAS, INC.



                                   By: /s/ Andrew P. Calerich
                                      ---------------------------------------
                                        Andrew P. Calerich
                                        President and Chief Financial Officer